                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant     (X)
Filed  by  a  Party  other  than  the  Registrant     ( )

Check  the  appropriate  box:

(X)   Preliminary  Proxy  Statement
( )   Confidential,  for  Use  of  the Commission Only
      (as permitted by Rule 14a-6(e)(2))
( )   Definitive  Proxy  Statement
( )   Definitive  Additional  Materials
( )   Soliciting  Material  under  Section  240.14a-12

                  WRESTLE-PLEX SPORTS ENTERTAINMENT GROUP, LTD.
                -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

      -------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
 (X)     No  fee  required
 ( )     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:

     2)   Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed  maximum  aggregate  value  of  transaction:

     5)   Total  fee  paid:

( )     Fee  paid  previously  with  preliminary  materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
     2)   Form,  Schedule  or  Registration  Statement  No.:
     3)   Filing  Party:
     4)   Date  Filed:

                  WRESTLE-PLEX SPORTS ENTERTAINMENT GROUP, LTD.
                         2300 W. Sahara Ave., Suite 500
                            Las Vegas, Nevada  89102

                                                             February  7,  2003

Dear  Shareholder:

You are cordially invited to attend the annual meeting of shareholders of WRESTLE-PLEX SPORTS ENTERTAINMENT GROUP, LTD., which will be held on February 18, 2003 at 10:00 a.m., Pacific Standard Time at 2300 W. Sahara Ave., Suite 500, Las Vegas, Nevada 89102.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of WRESTLE-PLEX SPORTS ENTERTAINMENT GROUP, LTD.

                                        Sincerely,

                                        BOARD  OF  DIRECTORS

                  WRESTLE-PLEX SPORTS ENTERTAINMENT GROUP, LTD.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                February 7, 2003


To  the  Shareholders:

Notice is hereby given that the annual meeting of the holders of shares of common stock of WRESTLE-PLEX SPORTS ENTERTAINMENT GROUP, LTD., a Nevada corporation ("Wrestle-plex") will be held at 2300 W. Sahara Ave., Suite 500, Las Vegas, Nevada 89102 on February 18, 2003, commencing at 10:00 a.m., Pacific Standard Time, for the following purposes:

     1. To consider and act upon a proposal to amend the Articles of Incorporation of the Company to change the Company's name to Cirmaker Technology Corporation;

     2. To consider and act upon a proposal to sale a professional wrestling ring and all other assets of Wrestle-plex associated with professional wrestling;

     3. To elect three directors for a term expiring at the next annual meeting of shareholders, or until their successors are duly elected or qualified; and

     4. To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on February 7, 2003 are entitled to notice of, and to vote at, this meeting.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

Las  Vegas,  Nevada
February  7,  2003



                                    IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE WRESTLE-PLEX THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                  WRESTLE-PLEX SPORTS ENTERTAINMENT GROUP, LTD.
                         2300 W. Sahara Ave., Suite 500
                             Las Vegas, Nevada 89102


                                 PROXY STATEMENT
                   FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 18, 2003

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY WRESTLE-PLEX ASSOCIATES OR ANY OTHER PERSON.

                               THE ANNUAL MEETING

GENERAL

This Proxy Statement is furnished in connection with the solicitation of Proxies by the board of directors of WRESTLE-PLEX SPORTS ENTERTAINMENT GROUP, LTD. for use at the Annual Meeting of the Stockholders to be held on February 18, 2003 at 10:00 a.m. (Pacific Time) at 2300 W. Sahara Ave., Suite 500, Las Vegas, Nevada 89102, and at any adjournment thereof (the "Meeting"), for the purpose of considering and voting upon a name change, a sale of certain assets, and the election of the named nominees to the board of directors. A copy of the proposed Certificate of Amendment to the Articles of Incorporation is attached to this proxy statement as Appendix A. This Proxy Statement, the Notice of Meeting, the enclosed form of Proxy are expected to be mailed to stockholders on or about February 7, 2003.

THE  PROXY

The person named in the form of Proxy as Proxy holder is Mr. Gary Henrie. Mr. Henrie is expected to serve as the CEO of Wrestle-plex following the Meeting.

VOTING  OF  PROXIES

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the Proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

Execution of a Proxy by a stockholder will not affect such stockholder's right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by: (a) advising Wrestle-plex in writing of such revocation; (b)
executing a later-dated Proxy which is presented to us at or prior to the Annual Meeting; or (c) appearing at the Annual Meeting and voting in person. Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

RECORD  DATE  AND  SHARES  ENTITLED  TO  VOTE

The close of business on February 7, 2003 has been fixed as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record as of the Record Date of shares of our common stock, $0.001 par value per share ("Common Stock") are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On February 7, 2003, there were an aggregate of 15,008,000 shares of Common Stock outstanding and entitled to vote.

QUORUM

The required quorum for the transaction of business at the Annual Meeting is fifty percent (50 %) of the shares of Common Stock issued and outstanding on the Record Date, which shares must be present in person or represented by Proxy at the Annual Meeting. Shares of Common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

VOTES  REQUIRED

The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required for the approval of the amendment of Wrestle-plex's Articles of Incorporation to change the name of Wrestle-plex to Cirmaker Technology Corporation and to sell the wrestling ring and the other assets associated with professional wrestling. Stockholders may vote in favor of or against any of these proposals, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this paragraph.

Shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the Meeting.

PROXY  SOLICITATION

In addition to the solicitation of proxies through use of the mails, proxies may also be solicited by Wrestle-plex and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The cost of soliciting proxies will be borne by Wrestle-plex, which will reimburse brokerage houses, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of Wrestle-plex's Common Stock. Solicitation will be made by mail, but may also be made by telephone by certain officers and employees of Wrestle-plex without any additional compensation to them. Wrestle-plex has spent approximately $15,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that Wrestle-plex will spend an additional $10,000 in solicitation of security holders before the meeting is held.

STOCKHOLDER  PROPOSALS

No proposals have been received from any shareholder to be considered at the Annual Meeting.


                            APPROVAL OF AMENDMENT OF
                   WRESTLE-PLEX'S ARTICLES OF INCORPORATION TO
                         CHANGE THE NAME OF WRESTLE-PLEX

CHANGE  OF  CORPORATE  NAME  TO  CIRMAKER  TECHNOLOGY  CORPORATION

On December 3, 2002, Wrestle-plex entered into a Stock Purchase Agreement with Cirmaker Industry Co. Ltd. incorporated under the Company Law of the Republic of China. The Stock Purchase Agreement calls for Wrestle-plex to change its name to Cirmaker Technology Corporation upon the acquisition of Cirmaker by Wrestle-plex pursuant to the Stock Purchase Agreement in order to reflect in its name the activities that will be the dominant business operations of Cirmaker. By entering into the Stock Purchase Agreement, it was considered to be in the best interest of Wrestle-plex to change its name in connection with the purchase of Cirmaker. The full text of the amendment if approved as proposed, will be substantially in the form attached hereto as Appendix A.

EFFECTIVENESS  OF  AMENDMENT

If the amendment is approved by Wrestle-plex's shareholders, such Certificate of Amendment will become effective upon its filing by Wrestle-plex with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after shareholder approval is obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT. PROXIES SOLICITED BY WRESTLE-PLEX WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                     APPROVAL OF SALE OF WRESTLING RING AND
                 OTHER ASSETS RELATING TO PROFESSIONAL WRESTLING

On June 30, 2000, we purchased from Mr. Pete Smith a professional wrestling ring, sound system, two Internet URL addresses, being "allstarwrestling.com", and "wrestle-plex.com", two logos, being "Wrestle-plex" and "All Star Wrestling" and a number of promotional materials that had been developed in contemplation of the Wrestle-plex and All Star Wrestling concepts. These latter items included a limited collection of promotional posters, autograph cards, advertising banners and T-shirts.

On December 3, 2002, Wrestle-plex entered into a Stock Purchase Agreement whereby it could acquire up to 100% of the issued and outstanding stock of Cirmaker Industry Co., Ltd. Cirmaker was incorporated under the Company Law of the Republic of China on June 8, 1984. Its business scope includes manufacturing products such as: DVDs, computer CPU coolers, audio visual home entertainment systems, optical fiber, telecommunication equipment and components related to digital cable TV service. The dominant business of Wrestle-plex is now anticipated to be the business operations of Cirmaker and all persons affiliated with the professional wrestling business are now leaving the Company. Accordingly, we have negotiated the sale for the professional wrestling assets back to Mr. Smith for the sales price of $45,000.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE SALE OF THE ASSETS. PROXIES SOLICITED BY WRESTLE-PLEX WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.


         ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF WRESTLE-PLEX

The Board of Directors currently consists of three members. Directors are elected at the annual meeting of shareholders and hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The following persons are being nominated for election to the Board of Directors for the Annual Meeting:

     Name  of  Nominee                         Age
     -----------------                         ---

     BILL  LIAO                                 44
     HONG  JUIN  CHANG                          49
     SHIU-LI  KU                                32

It is the intention of the person named in the accompanying Proxy to vote proxies for the election of the three nominees. Each nominee has consented to being named in this Proxy Statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of Proxy as Proxy Holders intend to vote for substitute nominees.

NOMINEES  FOR  ELECTION  AS  DIRECTORS

Following is information about each of the nominees for election to the Board of
Directors:

BILL  LIAO

Mr. Liao was born July 27, 1958. In 1977 he received his B.S. degree in mechanical engineering from Nan-Kai Institute of Technology. From 1977 through 1979 he attended the Chinese Air Force Academy in the jet fighter pilot program. From 1979 through 1984 he served as a pilot in the Chinese Air Force. He has been employed at Cirmaker Industries, Co., Ltd. since 1984 where he now serves as CEO. Since 2002 he has also studied in the MBA program at National Central University.

HONG  JUIN  CHANG

Ms. Chang was born September 20, 1953. She has an MBA from National Broadcast University. She has been employed at Cirmaker Industries, Co., Ltd. since 1984 where she now serves as President.

SHIU-LI  KU

Mr. Ku was born August 30, 1970. He obtained a B.S. degree in Business Management from Wan Long Institute of Technology in 1995. He works for Cirmaker Industries, Co., Ltd. where he holds an upper management position.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY WRESTLE-PLEX WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.


COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

Wrestle-plex does not have an audit committee, compensation committee, nominating committee, executive committee of the Board of Directors, Stock Plan Committee or any other committees. However, the Board of Directors may establish various committees during the current fiscal year.

COMPENSATION  OF  DIRECTORS

Directors of Wrestle-plex do not receive cash compensation for their services as directors or members of committees of the Board, but are reimbursed for their reasonable expenses incurred in attending Board or Committee meetings.

MEETINGS  OF  DIRECTORS  DURING  THE  2002  FISCAL  YEAR

During our 2002 fiscal year there were no meetings of our board of directors held. Various matters were approved by consent resolution which in each case were signed by each of the members of the board of directors then serving.

COMPENSATION  OF  EXECUTIVE  OFFICERS

The following table sets forth certain information as to our officers and directors.

                          Annual Compensation Table

                        Annual Compensation        Long Term Compensation
                    -------------------------      -----------------------
                                           Other                            All
                                           Annual                          Other
                                           Com-                             Com-
                                           pen-   Restricted                pen-
                  Fiscal                   sa-    Stock   Options/  LTIP    sa-
Name    Title     Year      Salary   Bonus tion   Awarded SARs(#) payouts($)tion
----    -----     --------- -------- ----- ------ ------- ------- --------- ----
Fabio   President
Chiesa  and       2000-2001  $0.00     0     0       0       0       0       0
        Director  2001-2002  $0.00     0     0       0       0       0       0

Raymond Secretary,
John    Treasurer 2000-2001  $0.00     0     0       0       0       0       0
Demman  And       2001-2002  $0.00     0     0       0       0       0       0
        Director


Stock  Option  Grants

We did not grant any stock options to the executive officers during the period ended July 31, 2002.


TRANSACTIONS  WITH  MANAGEMENT

Except as described below, none of the following persons has any direct or indirect material interest in any transaction to which we were or are a party during the past two years, or in any proposed transaction to which Wrestle-plex proposes to be a party:

(A)  any  director  or  officer;

(B)  any  proposed  nominee  for  election  as  a  director;

(C) any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock; or

(D) any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary.

On June 30, 2000, we purchased from Mr. Pete Smith who is the majority shareholder of the Company and who on June 30, 2000 was the president of the Company, a professional wrestling ring, sound system, two Internet URL addresses, being "allstarwrestling.com", and "wrestle-plex.com", two logos, being "Wrestle-plex" and "All Star Wrestling" and a number of promotional materials that had been developed in contemplation of the Wrestle-plex and All Star Wrestling concepts over the last year. These latter items included a limited collection of promotional posters, autograph cards, advertising banners and T-shirts. We issued Mr. Smith 10,000,000 shares of common stock in exchange for the assets purchased.


SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth, as of February 7, 2003, the beneficial ownership of our common stock by each of our officers and directors, by each person known by us to beneficially own more than 5% of our common stock and by our officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 15,008,000 shares of common stock issued and outstanding on February 7, 2003.



                Name and address       Number of Shares    Percentage of
Title of class  of beneficial owner    of Common Stock     Common  Stock

Common  Stock   Pete  Smith            10,000,000          66.6%
                #314-837 W. Hastings
                Vancouver, B.C.
                V6C 1B6

Common Stock   Fabio  Chiesa                    0             0%
               #314-837  W.  Hastings
               Vancouver,  B.C.
               V6C  1B6

Common Stock   Raymond John Demman              0             0%
               #314-837  W.  Hastings
               Vancouver,  B.C.
               V6C  1B6

Common  Stock  Directors and Officers as        0             0%
               A group (2  Persons)

COMPLIANCE  WITH  SECTION  16(a)  OF  THE  SECURITIES  EXCHANGE  ACT

The following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

                                      Number     Transactions  Known Failures
                                      Of late    Not Timely    To File a
Name and principal position           Reports    Reported      Required Form
---------------------------           -------    ------------  --------------
Fabio  Chiesa,  President               0            0              1

Raymond  John  Demman                   0            0              1



                                   AUDIT FEES

Wrestle-plex has been billed $____________for professional services rendered for the audit of its annual financial statements for the most recent fiscal year. In addition, Wrestle-plex paid $________for the reviews of its quarterly financial statements for the most recent fiscal year.


          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by Wrestle-plex's auditors for: (a) directly or indirectly operating, or supervising the operation of, Wrestle-plex's information system or managing Wrestle-plex's local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to Wrestle-plex's financial statements taken as a whole. As there were no fees billed or expended for the above services, Wrestle-plex's board of directors did not consider whether such expenditures were compatible with maintaining the auditor's independence from Wrestle-plex.


                           FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on Wrestle-plex's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. Wrestle-plex does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

                          FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Wrestle-plex's proxy statement and form of proxy for its next annual meeting of shareholders will be February 1, 2004. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of Wrestle-plex's proxy statement and form of proxy is considered untimely is 45 days prior to February 1, 2004.

                       WHERE YOU CAN FIND MORE INFORMATION

Wrestle-plex is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Wrestle-plex files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.


BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

Las  Vegas,  Nevada
February  7,  2003

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                  WRESTLE-PLEX SPORTS ENTERTAINMENT GROUP, LTD.
                 PROXYFOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                                       OF
                  WRESTLE-PLEX SPORTS ENTERTAINMENT GROUP, LTD.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints GARY HENRIE with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the annual meeting of WRESTLE-PLEX SPORTS ENTERTAINMENT GROUP, LTD., a Nevada corporation ("Wrestle-plex"), to be held at 2300 W. Sahara Ave., Suite 500, Las Vegas, Nevada 89102, on February 18, 2003 at 10:00 a.m. Pacific Standard Time, and at any adjournments thereof.

Please mark your votes as indicated [X]   Total Number of Shares Held: _________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NAME CHANGE, THE INCREASE IN AUTHORIZED COMMON AND PREFERRED STOCK, THE AUTHORIZATION OF THE DIRECTORS TO ADOPT, AMEND AND REPEAL BY-LAWS, THE STOCK OPTION PLAN, THE RATIFICATION OF GRANT THORTON AS AUDITORS AND THE ELECTION OF THE NAMED NOMINEES TO THE BOARD.

1.  Name  Change  to  Cirmaker  Techonolgy  Corporation.
                      FOR  name  change       NOT  FOR  name  change
                          [_]                        [_]
2.  Sale  of  wrestling  ring  and  other  assets  associated  with professional wrestling
                      FOR  Sale               NOT  FOR  Sale
                          [_]                        [_]
3.  Election Of Directors: Nominees - Bill Liao, Hong Juin Chang, and Shiu-Li Ku
                      FOR  Election          NOT  FOR  Election
                      of  nominees           of  nominees
                          [_]                        [_]

Except  vote  withheld  from  following  nominee  listed  above.
___________________________     ________________________
___________________________     ________________________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature(s)                         Dated:  ________________,  2003


___________________________               ___________________________

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                                   Appendix A


              Certificate of Amendment to Articles of Incorporation
                            Nevada Profit Corporation
                       (Pursuant to NRS 78.385 and 78.390)

1.   The  name  of  this corporation is Wrestle-plex Sports Entertainment Group,
     Ltd.

2.   The  articles  have  been  amended  as  follows:

          Paragraph 1. of the Articles of Incorporation is amended to read in its entirety as follows:

     1. Name of Corporation. The name of this corporation is Cirmaker Technology Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: _______.

4.   Signature


_______________________
President


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